American Funds Insurance Series® Prospectus Supplement October 1, 2019 (for Class 1, Class 1A, Class 2, Class 3 and Class 4 shares prospectuses each dated May 1, 2019, each as supplemented to date)

1. With the respect to the Class 1, Class 1A, Class 2 and Class 4 shares prospectuses only, the following is added to the subsection titled “Management and organization – The Capital SystemSM” in the New World Fund section of the prospectus:

Effective December 1, 2019, Kirstie Spence, Partner, Capital Fixed Income Investors, will serve as a fixed income portfolio manager for the fund. Kirstie has 24 years of investment experience (all with Capital Research and Management Company or affiliate). She has less than 1 year of experience in managing the fund and 9 years of prior experience as an investment analyst for the fund.

Effective December 1, 2019, Steven G. Backes will no longer manage money in the fund.

2. With the respect to the Class 1, Class 1A, Class 2 and Class 4 shares prospectuses only, the following is added after the ninth paragraph under the heading “Investment objectives, strategies and risk” in the New World Fund section of the prospectus:

The fund may also lend portfolio securities to brokers, dealers and other institutions that provide cash or U.S. Treasury securities as collateral in an amount at least equal to the value of the securities loaned.

3. With respect to the Class 1, Class 1A, Class 2 and Class 4 shares prospectuses only, the following is added after the paragraph captioned “Exposure to country, region, industry or sector” in the “Investment objectives, strategies and risks” section of the New World Fund section of the prospectus:

Lending of portfolio securities – Securities lending involves risks, including the risk that the loaned securities may not be returned in a timely manner or at all and/or the risk of a loss of rights in the collateral if a borrower or the lending agent defaults. These risks could be greater for non-U.S. securities. Additionally, the fund may lose money from the reinvestment of collateral received on loaned securities in investments that decline in value, default or do not perform as expected.

4. The following is added after the eighth paragraph under the heading “Investment objectives, strategies and risks” in the Asset Allocation Fund section of the prospectus:

The fund may also lend portfolio securities to brokers, dealers and other institutions that provide cash or U.S. Treasury securities as collateral in an amount at least equal to the value of the securities loaned.

5. The following is added after the paragraph captioned “Exposure to country, region, industry or sector” in the “Investment objectives, strategies and risks” section of the Asset Allocation Fund section of the prospectus:

Lending of portfolio securities – Securities lending involves risks, including the risk that the loaned securities may not be returned in a timely manner or at all and/or the risk of a loss of rights in the collateral if a borrower or the lending agent defaults. These risks could be greater for non-U.S. securities. Additionally, the fund may lose money from the reinvestment of collateral received on loaned securities in investments that decline in value, default or do not perform as expected.

Keep this supplement with your prospectus.

Lit. No. INA8BS-070-1019O CGD/8024-S75395

American Funds Insurance Series®

Statement of Additional

Information Supplement

October 1, 2019

(for Class 1, Class 1A, Class 2, Class 3 and Class 4 shares statement of additional information dated May 1, 2019, as supplemented to date)

1. The first three paragraphs under the sub-header “Securities lending activities” in the “Description of certain securities, investment techniques and risks” section of the statement of additional information are amended to read as follows:

Securities lending activities – Certain funds may lend portfolio securities to brokers, dealers or other institutions that provide cash or U.S. Treasury securities as collateral in an amount at least equal to the value of the securities loaned. While portfolio securities are on loan, the fund will continue to receive the equivalent of the interest and the dividends or other distributions paid by the issuer on the securities, as well as a portion of the interest on the investment of the collateral. Additionally, although the fund will not have the right to vote on securities while they are on loan, the fund has a right to consent on corporate actions and a right to recall each loan to vote on proposals, including proposals involving material events affecting securities loaned. The fund has delegated the decision to lend portfolio securities to the investment adviser. The adviser also has the discretion to consent on corporate actions and to recall securities on loan to vote. In the event the adviser deems a corporate action or proxy vote material, as determined by the adviser based on factors relevant to the fund, it will use reasonable efforts to recall the securities and consent to or vote on the matter.

Securities lending involves risks, including the risk that the loaned securities may not be returned in a timely manner or at all and/or the risk of a loss of rights in the collateral if a borrower or the lending agent defaults. These risks could be greater for non-U.S. securities. Additionally, the fund may lose money from the reinvestment of collateral received on loaned securities in investments that decline in value, default or do not perform as expected. The fund will make loans only to parties deemed by the fund’s adviser to be in good standing and when, in the adviser’s judgment, the income earned would justify the risks.

Citibank, N.A. (“Citibank”) serves as securities lending agent for the fund. As the securities lending agent, Citibank administers the fund’s securities lending program pursuant to the terms of a securities lending agent agreement entered into between the fund and Citibank. Under the terms of the agreement, Citibank is responsible for making available to approved borrowers securities from the fund’s portfolio. Citibank is also responsible for the administration and management of the fund’s securities lending program, including the preparation and execution of an agreement with each borrower governing the terms and conditions of any securities loan, ensuring that securities loans are properly coordinated and documented, ensuring that loaned securities are valued daily and that the corresponding required collateral is delivered by the borrowers, arranging for the investment of collateral received from borrowers, and arranging for the return of loaned securities to the fund in accordance with the fund’s instructions or at loan termination. As compensation for its services, Citibank receives a portion of the amount earned by the fund for lending securities.

2. The table under the heading “Portfolio manager fund holdings and management of other accounts” in the “Management of the Series” section is amended solely with respect to the fund listed below to read as follows. Except as noted below, footnotes to the table remain unchanged.

Portfolio manager	Number of other registered investment companies (RICs) for which portfolio manager is a manager (assets of RICs in billions)[1]		Number of other pooled investment vehicles (PIVs) for which portfolio manager is a manager (assets of PIVs in billions)[1]		Number of other accounts for which portfolio manager is a manager (assets of other accounts in billions)[1,2]
New World Fund
Carl M. Kawaja	3	$337.7	2	$5.26	None
Bradford F. Freer	4	$75.3	1	$0.66	None
Nicholas J. Grace	3	$173.2	1	$0.66	None
Kirstie Spence[8]	3	$40.7	4	$2.21	7[9]	$2.99
Tomonori Tani	1	$0.4	2	$1.08	None

[8]	Information is as of August 31, 2019.
[9]	The advisory fee of one of these accounts (representing $0.15 in total assets) is based partially on their investment results.

Keep this supplement with your statement of additional information.

Lit. No. INA8BS-071-1019O CGD/8024-S75396